Long-Term Indebtedness and Interest (Details Narrative) (USD $)	1 Months Ended		9 Months Ended
	Jul. 31, 2011	Oct. 31, 2010	Jun. 30, 2012
Long-term Debt, by Current and Noncurrent [Abstract]
Long-term debt description		In October, 2010, the Company entered into a $250,000 long-term debt arrangement (the "Note") with an unrelated private investor, with interest due monthly at the rate equal to 10%. The principal amount of the Note was required by the Predecessor Company to be repaid in full on its first anniversary. However, at that time, if the Predecessor Company had not entered into a satisfactory subsequent financing arrangement, in the sole discretion of the investor, the $250,000 Note could be immediately called and would be due and payable. The holder of the Note had the option to then either convert the Note into a three-year term loan or convert the Note into shares of common stock in the Predecessor Company. The holder of the Note had 15 months from the first anniversary of the making of the Note to make this decision, that is, until December 31, 2012. Subsequently, in February, 2012, the Note holder agreed that all previous new financing contingencies had been met and consented to convert the Note into shares of common stock of the Company in complete and total satisfaction of the Note.
Long-term debt, reduction of shares		329,502
Subordinated mezzanine loan total authorized	$ 1,025,000
Maturity date	Jul. 15, 2014
Interest rate on interim loan	12.00%
Net proceeds received from loan	850,000
Total payment of loan including OID discount			$ 887,929